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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  Pursuant to 18 U.S.C. Section 1350, as created by Section
906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Geron Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: April 30, 2003                         /s/ Thomas B. Okarma
                                                       -------------------------
                                                       Thomas B. Okarma
                                                       President and
                                                       Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Geron Corporation and will be retained by Geron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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